EXHIBIT 2.1

NEW YORK STATE DEPARTMENT OF STATE
DIVISION OF CORPORATIONS, STATE RECORDS AND UNIFORM COMMERCIAL CODE
FILING RECEIPT

ENTITY NAME:            DING688 INC.
DOCUMENT TYPE:          CERTIFICATE OF INCORPORATION
ENTITY TYPE:            DOMESTIC BUSINESS CORPORATION

DOS ID:                 7754456
FILE DATE:              11/07/2025
FILE NUMBER:            251107004272
TRANSACTION NUMBER:     202511070004253-5146880
EXISTENCE DATE:         11/07/2025
DURATION/DISSOLUTION:   PERPETUAL
COUNTY:                 QUEENS

SERVICE OF PROCESS ADDRESS:
                        DINGSHAN ZHANG
                        14911 41ST AVE 2FL,
                        FLUSHING, NY, 11354, USA

ELECTRONIC SERVICE OF PROCESS
EMAIL ADDRESS:          N/A

FILER:                  DINGSHAN ZHANG
                        14911 41ST AVE 2FL,
                        FLUSHING, NY, 11354, USA

You may verify this document online at: http://ny.gov
AUTHENTICATION NUMBER:  100009106686

TOTAL FEES:             $135.00     TOTAL PAYMENTS RECEIVED:     $135.00
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FILING FEE:             $125.00     CASH:                          $0.00
PAST DUE FINE FEE:        $0.00     CHECK/MONEY ORDER:             $0.00
CERTIFICATE OF STATUS:     $0.00     CREDIT CARD:                 $135.00
CERTIFIED COPY:          $10.00     DRAWDOWN ACCOUNT:              $0.00
COPY REQUEST:              $0.00     REFUND DUE:                    $0.00
EXPEDITED HANDLING:        $0.00
=========================================================================

CERTIFICATE OF INCORPORATION
OF
DING688 INC.
Under Section 402 of the Business Corporation Law

FIRST:      The Name of the corporation is: DING688 INC.

SECOND:     This corporation is formed to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:      The county, within this state, in which the office of the corporation is to be located is QUEENS

FOURTH:     The total number and value of shares of common stock which the corporation shall have authority to issue is 200 SHARES WITH NO PAR VALUE

FIFTH:      The Secretary of State is designated as agent of the corporation upon whom process against the corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon the Secretary of State by personal delivery is:
            DINGSHAN ZHANG NEW YORK STATE DEPARTMENT OF STATE
DIVISION OF CORPORATIONS, STATE RECORDS AND UNIFORM COMMERCIAL CODE
FILING RECEIPT
ENTITY NAME : DING688 INC.
DOCUMENT TYPE : CERTIFICATE OF INCORPORATION
ENTITY TYPE : DOMESTIC BUSINESS CORPORATION
DOS ID : 7754456
FILE DATE : 11/07/2025
FILE NUMBER : 251107004272
TRANSACTION NUMBER : 202511070004253-5146880
EXISTENCE DATE : 11/07/2025
DURATION/DISSOLUTION : PERPETUAL
COUNTY : QUEENS
SERVICE OF PROCESS ADDRESS : DINGSHAN ZHANG
14911 41ST AVE 2FL,
FLUSHING, NY, 11354, USA
ELECTRONIC SERVICE OF PROCESS
EMAIL ADDRESS : N/A
FILER : DINGSHAN ZHANG
14911 41ST AVE 2FL,
FLUSHING, NY, 11354, USA
You may verify this document online at : http://ecorp.dos.ny.gov
AUTHENTICATION NUMBER : 100009106686
TOTAL FEES: $135.00
FILING FEE: $125.00
PAST DUE FINE FEE: $0.00
CERTIFICATE OF STATUS: $0.00
CERTIFIED COPY: $10.00
COPY REQUEST: $0.00
EXPEDITED HANDLING: $0.00
TOTAL PAYMENTS RECEIVED: $135.00
CASH: $0.00
CHECK/MONEY ORDER: $0.00
CREDIT CARD: $135.00
DRAWDOWN ACCOUNT: $0.00
REFUND DUE: $0.00
CERTIFICATE OF INCORPORATION
OF
DING688 INC.
Under Section 402 of the Business Corporation Law
FIRST: The Name of the corporation is: DING688 INC.
SECOND: This corporation is formed to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.
THIRD: The county, within this state, in which the office of the corporation is to be located is QUEENS
FOURTH: The total number and value of shares of common stock which the corporation shall have authority to issue is 200 SHARES WITH NO PAR VALUE
FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against the corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon the Secretary of State by personal delivery is:
DINGSHAN ZHANG
14911 41ST AVE 2FL
FLUSHING, NY 11354
I certify that I have read the above statements, I am authorized to sign this Certificate of
Incorporation, that the above statements are true and correct to the best of my knowledge and belief and that my signature typed below constitutes my signature.
DINGSHAN ZHANG (Signature)
----------------------------------------------------
DINGSHAN ZHANG, INCORPORATOR
14911 41ST AVE 2FL
FLUSHING, NY 11354
Filed by:
DINGSHAN ZHANG
14911 41ST AVE 2FL
FLUSHING, NY 11354
I hereby certify that the annexed copy for DING688 INC., File Number
251107004272 has been compared with the original document in the custody of the Secretary of State and that the same is true copy of said original.
STATE OF NEW YORK
DEPARTMENT OF STATE
WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on November 07, 2025.
WALTER T. MOSLEY
Secretary of State
BRENDAN C. HUGHES
Executive Deputy Secretary of State
Authentication Number: 100009106685 To Verify the authenticity of this document you may access the
Division of Corporation's Document Authentication Website at http://ecorp.dos.ny.gov
Filed with the NYS Department of State on 11/07/2025
Filing Number: 251107004272 DOS ID: 7754456
            14911 41ST AVE 2FL
            FLUSHING, NY 11354

I certify that I have read the above statements, I am authorized to sign this Certificate of
Incorporation, that the above statements are true and correct to the best of my knowledge and belief and that my signature typed below constitutes my signature.

            DINGSHAN ZHANG (Signature)
            ---------------------------
            DINGSHAN ZHANG, INCORPORATOR
            14911 41ST AVE 2FL
            FLUSHING, NY 11354

Filed by:
DINGSHAN ZHANG
14911 41ST AVE 2FL
FLUSHING, NY 11354
=========================================================================

STATE OF NEW YORK
DEPARTMENT OF STATE

I hereby certify that the annexed copy for DING688 INC., File Number
251107004272 has been compared with the original document in the custody of the Secretary of State and that the same is true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on November 07, 2025.

WALTER T. MOSLEY
Secretary of State

Brandon C. Hughes

BRENDAN C. HUGHES
Executive Deputy Secretary of State

Authentication Number: 100009106685 To Verify the authenticity of this document you may access the
Division of Corporation's Document Authentication Website at http://ny.gov
=========================================================================

CERTIFICATE OF INCORPORATION
OF
DING688 INC.
Under Section 402 of the Business Corporation Law

FIRST:      The Name of the corporation is: DING688 INC.

SECOND:     This corporation is formed to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:      The county, within this state, in which the office of the corporation is to be located is QUEENS

FOURTH:     The total number and value of shares of common stock which the corporation shall have authority to issue is 200 SHARES WITH NO PAR VALUE

FIFTH:      The Secretary of State is designated as agent of the corporation upon whom process against the corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon the Secretary of State by personal delivery is:
            DINGSHAN ZHANG
            14911 41ST AVE 2FL
            FLUSHING, NY 11354

I certify that I have read the above statements, I am authorized to sign this Certificate of
Incorporation, that the above statements are true and correct to the best of my knowledge and belief and that my signature typed below constitutes my signature.

            DINGSHAN ZHANG (Signature)
            ---------------------------
            DINGSHAN ZHANG, INCORPORATOR
            14911 41ST AVE 2FL
            FLUSHING, NY 11354

Filed by:
DINGSHAN ZHANG
14911 41ST AVE 2FL
FLUSHING, NY 11354

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[Filed with the NYS Department of State on 11/07/2025]
[Filing Number: 251107004272 DOS ID: 7754456]
=========================================================================